JNL VARIABLE FUND III LLC

                                 ANNUAL REPORT



                               DECEMBER 31, 1999

[FIRST TRUST LOGO]
                               JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES

                               FIRST TRUST ADVISORS L.P.

                               TEAM MANAGEMENT

OBJECTIVE:

The investment objective of the JNL/First Trust The Dow(SM) Target 10 Series is a high total return through a combination of capital appreciation and dividend income.

MONEY MANAGER COMMENTARY:

Despite a rising interest rate environment, the second half of 1999 was generally positive for U.S. stocks. Initially, the stock market suffered through a correction lasting from mid-July through mid-October as investors digested a couple of Federal Reserve interest rate hikes and their potential impact of slowing corporate earnings growth. But the stock market staged an impressive rally through the end of the year led by technology shares as the nation's economy remained strong and investors' fears of Y2K subsided. The trading during the latter part of this period was characterized by heavy investor demand for early stage growth companies, particularly technology and communications-related shares, at the expense of value stocks.

The Series returned -10.70% for the period from inception on August 16, 1999 through December 31, 1999 as compared to 4.70% for its benchmark, the Dow Jones Industrial Average. The Series has been hurt in recent months by substantial weakness in three of its ten components. Philip Morris has been hit hard (down 35%) due to concerns about the tobacco industry's mounting legal battles. Caterpillar retreated (down 24%) after announcing significantly lower year over year third quarter profits and repeatedly warning analysts about 1999 full year earnings. Goodyear Tire (down 50%) has been punished due to disappointment over its fourth straight quarter of declining earnings. In addition, Goodyear was removed from the Dow Jones Index effective November 1, 1999. Of the remaining seven components of the Series, two posted positive returns for the period, and only one, General Motors (up 17%), beat the index.

The outlook for U.S. stocks remains bullish as we enter 2000 due in large part to the booming U.S. economy. While negative factors such as the likelihood of further Federal Reserve interest rate hikes, lofty valuation levels and the perceived narrowness of the market may result in a correction sometime during the next year, the expected continuing strength in U.S. corporate earnings should ultimately result in higher stock prices.

The Series identifies strong, established companies that are currently out of favor on Wall Street and likely to rebound. We believe these companies are well positioned to benefit from either a broadening of the current market rally, or a rotation out of the speculative, high-tech names that have been leading the market. Therefore, we expect the Series to perform well going forward and reward the patient, value-oriented investor.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

JNL/FIRST TRUST THE DOW TARGET 10 SERIES AND THE

DOW JONES INDUSTRIAL AVERAGE

[LINE GRAPH]

                                          JNL/FIRST TRUST THE
INDUSTRIAL AVERAGE                        DOW TARGET 10 SERIES     THE DOW JONES
------------------                        --------------------     -------------
8/16/1999 ..............................    10000                          10000
8/31/1999 ..............................     9790                           9814
9/30/1999 ..............................     9370                           9380
10/31/1999 .............................     9220                           9742
11/30/1999 .............................     8920                           9970
12/31/1999 .............................     8930                          10470



                                                    TOTAL RETURN FOR THE PERIOD

                                                    FROM AUGUST 16, 1999* TO

                                                    DECEMBER 31, 1999....-10.70%
                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so
                                                    that an investor's
                                                    shares, when redeemed,
                                                    may be more or less than
                                                    their original cost.
                                                    Performance numbers are
                                                    net of all Series
                                                    operating expenses, but
                                                    do not reflect the
                                                    deduction of insurance
                                                    charges.
---------------
* Commencement of operations.

JNL/FIRST TRUST THE DOW TARGET 10 SERIES
FINANCIAL STATEMENTS
(in thousands, except net asset value per share)


Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments (cost $420)                       $         410
Cash                                                     22
Receivable:
  Dividends and interest                                  3
                                              --------------
TOTAL ASSETS                                            435
                                              --------------

LIABILITIES
Payables:
  Advisory fees                                           1
  Investment securities purchased                        59
                                              --------------
TOTAL LIABILITIES                                        60
                                              --------------

NET ASSETS                                    $         375
                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital                               $         514
Undistributed net investment income                      10
Accumulated net realized loss on                       (139)
investments
Net unrealized depreciation on investments              (10)
                                              --------------
                                              $         375
                                              ==============

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                            42
                                              ==============

NET ASSET VALUE PER SHARE                     $        8.93
                                              ==============


Statement of Operations
For the Period Ended December 31, 1999*

INVESTMENT INCOME
  Dividends                                   $          12
  Interest                                                1
                                              --------------
TOTAL INVESTMENT INCOME                                  13
                                              --------------

EXPENSES
  Advisory fees                                           2
  Administrative fees                                     1
                                              --------------
TOTAL EXPENSES                                            3
                                              --------------
NET INVESTMENT INCOME                                    10
                                              --------------

REALIZED AND UNREALIZED LOSS
  Net realized loss on investments                     (139)
  Net change in unrealized depreciation
    on investments                                      (10)
                                              --------------
NET REALIZED AND UNREALIZED LOSS                       (149)
                                              --------------

NET DECREASE IN NET ASSETS FROM OPERATIONS    $        (139)
                                              ==============

------------------------------------------------------------
*    For the period beginning August 16, 1999 (commencement of operations).


                     See notes to the financial statements.

JNL/FIRST TRUST THE DOW TARGET 10 SERIES

Statement of Changes in Net Assets
(in thousands)

                                              PERIOD FROM
                                               AUGUST 16,
                                                1999* TO
                                              DECEMBER 31,
                                                  1999
                                              --------------

OPERATIONS
  Net investment income ..................... $          10
  Net realized loss on investments ..........          (139)
  Net change in unrealized depreciation
    on investments ..........................           (10)
                                              --------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..          (139)
                                              --------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares ..........         1,420
  Cost of shares redeemed ...................          (906)
                                              --------------
NET INCREASE IN NET ASSETS FROM
  SHARE TRANSACTIONS ........................           514
                                              --------------

NET INCREASE IN NET ASSETS ..................           375

NET ASSETS BEGINNING OF PERIOD ..............             -
                                              --------------

NET ASSETS END OF PERIOD .................... $         375
                                              ==============

UNDISTRIBUTED NET INVESTMENT INCOME ......... $          10
                                              ==============
(1)SHARE TRANSACTIONS

  Shares sold ...............................           146
  Shares redeemed ...........................          (104)
                                              ---------------
  Net increase ..............................            42
                                              ===============

PURCHASES AND SALES OF INVESTMENT
SECURITIES
  (EXCLUDING SHORT-TERM SECURITIES):
  Purchases of securities .................. $        1,396
  Proceeds from sales of securities ........            875


Financial Highlights


                                              PERIOD FROM
                                              AUGUST 16,
                                               1999* TO
                                             DECEMBER 31,
                                                 1999
                                             ---------------

SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ....... $        10.00
                                             ---------------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income ....................           0.24
  Net realized and unrealized loss
    on investments .........................          (1.31)
                                             ---------------
Total loss from operations .................          (1.07)
                                             ---------------

NET ASSET VALUE, END OF PERIOD ............. $         8.93
                                             ===============

TOTAL RETURN (A) ...........................         (10.70)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) . $          375
  Ratio of expenses to average net assets
  (b) ......................................           0.85%
  Ratio of net investment income to
  average net assets (b) ...................           2.58%
  Portfolio turnover .......................         112.42%



--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                     See notes to the financial statements.

                    JNL/FIRST TRUST THE DOW TARGET 10 SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
                                     SHARES OR      MARKET
                                     PRINCIPAL      VALUE
                                      AMOUNT       (000'S)
---------------------------------------------------------------

COMMON STOCKS - 90.73%

AUTO MANUFACTURERS - 11.46%
   General Motors Corp.                     651     $      47

AUTO PARTS & EQUIPMENT - 4.88%
   Goodyear Tire & Rubber Co.               724            20

BANKS - 9.51%
   J.P. Morgan & Co. Inc.                   308            39

CHEMICALS - 10.00%
   E.I. du Pont de Nemours & Co.            614            41

MACHINERY - 7.81%
   Caterpillar Inc.                         683            32

MANUFACTURING - 21.22%
   Eastman Kodak Co.                        601            40
   Minnesota Mining & Manufacturing         479            47
   Co.
                                                 --------------
                                                           87

OIL & GAS PRODUCERS - 20.00%
   Chevron Corp.                            444            38
   Exxon Mobil Corp.                        542            44
                                                 --------------
                                                           82

TOBACCO - 5.85%
   Philip Morris Cos. Inc.                1,036            24
                                                 --------------


      Total Common Stocks
          (cost $ 382)                                    372
                                                 --------------

                                     SHARES OR      MARKET
                                     PRINCIPAL      VALUE
                                      AMOUNT       (000'S)
---------------------------------------------------------------

SHORT TERM INVESTMENTS - 9.27%
------------------------------

MONEY MARKET FUNDS - 9.27%
   Dreyfus Cash Management Plus,
    5.53% (a)                            18,748     $      19
   Dreyfus Government Cash
   Management,                           18,748            19
    5.08% (a)
                                                 --------------


      Total Short Term Investments
          (cost $ 38)                                      38
                                                 --------------


TOTAL INVESTMENTS - 100%
   (cost $ 420)                                     $     410
                                                 ==============


--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.


                     See notes to the financial statements.

--------------------------------------------------------------------------------
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

     JNL Variable Fund III LLC (the "Fund") is a limited liability company organized under the laws of Delaware, by a Formation and Operating Agreement dated February 11, 1999. The Fund is registered with the Securities and Exchange Commission as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act"). The Fund consists of the JNL/First Trust The Dow Target 10 Series, which is subadvised by First Trust Advisors L.P. ("First Trust"). The shares of the Fund are sold to a life insurance company separate account to fund the benefits of variable annuity policies.

     Jackson  National  Financial   Services,   LLC  ("JNFS"),   a  wholly-owned
subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") for this Series.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     SECURITY VALUATION -- Stocks listed on a national or foreign stock exchange are valued at the final quoted sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

     REPURCHASE AGREEMENTS -- The Series may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by the Series and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Series at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Series custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

     DISTRIBUTIONS TO SHAREHOLDERS -- No distributions of net investment income or realized capital gains are required.

     FEDERAL INCOME TAXES -- The JNL Variable Fund III LLC is a limited liability company with all of its interests owned by a single interest, Jackson National Separate Account-III. Accordingly, the Fund is not considered a separate entity for income tax purposes, and therefore is taxed as part of the operations of Jackson National and is not taxed separately. Under current tax law, interest and dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract.

--------------------------------------------------------------------------------
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

     The Series has an investment advisory agreement with JNFS whereby JNFS provides investment management and transfer agency services. The Series pays JNFS a fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of the Series as follows:

     ASSETS                         FEES
     ------                         ----
     $0 to $500 million             .75%
     $500 million to $1 billion     .70%
     Over $1 billion                .65%

     As compensation for their services, the subadviser, First Trust, receives a fee from JNFS, calculated on the basis of the average daily net assets of each Series as follows:

     ASSETS                         FEES
     ------                         ----
     $0 to $500 million             .35%
     $500 million to $1 billion     .30%
     Over $1 billion                .25%

     ADMINISTRATIVE FEE -- In addition to the investment advisory fee, the Series pays to JNFS an Administrative Fee of .10% of the average daily net assets. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operations of the Series. In accordance with the agreement, JNFS is responsible for the payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, trustee fees, and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------



To the Shareholders and the Board of Managers of JNL Variable Fund III LLC

         In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JNL/First Trust The Dow Target 10 Series of JNL Variable Fund III LLC (hereafter referred to as the "Series") at December 31, 1999, and the results of its operations, changes in its net assets and the financial highlights for the period indicated in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


January 14, 2000